UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 27, 2008

___________________________

LSI CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-10317	94-2712976
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1621 Barber Lane
Milpitas, California 95035
(Address of principal executive offices, including zip code)

(408) 433-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2008, we finalized a bonus program for our executive officers for 2008.  Under the program, we must achieve specified levels of revenue and non-GAAP operating income for 2008 in order for our officers to be eligible to receive a bonus for 2008.  Once the specified levels of revenue and non-GAAP operating income are achieved, a "bonus pool" will be created for our executive officers equal to specified percentages of our 2008 non-GAAP operating income.  These percentages vary based on our actual revenue and non-GAAP operating income.

Target bonuses are expressed as percentages of individuals' base salary and, for our named executive officers are:

Name and Position	Target Bonus Percentage
Abhijit Y. Talwalkar President and Chief Executive Officer	125%
Bryon Look Executive Vice President and Chief Financial Officer	70%
D. Jeffrey Richardson Executive Vice President, Network and Storage Products Group	70%
Flavio Santoni Executive Vice President, Server and Storage Customer Sales	60%

The bonus for any executive officer would be the officer's share of the pool, based on all participating officers' target bonuses, and can be adjusted up or down based on the level of achievement of additional corporate and business group financial and operating goals.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Written description of 2008 bonus program for named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSI CORPORATION

By:	/s/ Philip G. Brace
Philip G. Brace Senior Vice President, Corporate Planning and Marketing

Date: March 4, 2008

Exhibit 10.1

Under our 2008 bonus program for executive officers, we must achieve specified levels of revenue and non-GAAP operating income for 2008 in order for our executive officers to be eligible to receive a bonus for 2008.  Once the specified levels of revenue and non-GAAP operating income are achieved, a "bonus pool" will be created for our executive officers equal to specified percentages of our 2008 non-GAAP operating income.  These percentages vary based on our actual revenue and non-GAAP operating income.

Target bonuses are expressed as percentages of individuals' base salary and, for our named executive officers are:

Name and Position	Target Bonus Percentage
Abhijit Y. Talwalkar President and Chief Executive Officer	125%
Bryon Look Executive Vice President and Chief Financial Officer	70%
D. Jeffrey Richardson Executive Vice President, Network and Storage Products Group	70%
Flavio Santoni Executive Vice President, Server and Storage Customer Sales	60%

The bonus for any executive officer would be the officer's share of the pool, based on all participating officers' target bonuses, and can be adjusted up or down based on the level of achievement of additional corporate and business group financial and operating goals.